TEMPLETON INSTITUTIONAL FUNDS, INC.

               THISSTATEMENT OF ADDITIONAL INFORMATION DATED MAY
                1, 1995, AS AMENDED SEPTEMBER 29, 1995, IS NOT A
                                  PROSPECTUS.
                   IT SHOULD BE READ IN CONJUNCTION WITH THE
               PROSPECTUS OF TEMPLETON INSTITUTIONAL FUNDS, INC.
                DATED MAY 1, 1995, AS AMENDED FROM TIME TO TIME,
               WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST
                         TO THE PRINCIPAL UNDERWRITER,
                     FRANKLIN TEMPLETON DISTRIBUTORS, INC.,
                      700 CENTRAL AVENUE, P.O. BOX 33030,
                       ST. PETERSBURG, FLORIDA 33733-8030
                       TOLL FREE TELEPHONE: 800/DIAL BEN

                               TABLE OF CONTENTS

General Information and History.................... 1
Investment Objectives and
  Policies......................................... 1
 -Investment Policies.............................. 1
 -Repurchase Agreements............................ 2
 -Debt Securities.................................  2
 -Futures Contracts................................ 4
 -Options on Securities or Indices................. 5
 -Foreign Currency Hedging Transactions............ 7
 -Investment Restrictions.......................... 8
 -Risk Factors.....................................10
 -Trading Policies.................................15
 -Personal Securities Transactions.................15
Management of the Company..........................16
Director Compensation..............................22
Principal Shareholders.............................23
Investment Management and Other
  Services........................................ 25
 -Investment Management Agreements.................25
 -Management Fees..................................27
 -The Investment Managers..........................28
 -Business Manager.................................28
 -Custodian and Transfer Agent.....................30
 -Legal Counsel....................................30
 -Independent Accountants..........................31
 -Reports to Shareholders..........................31
Brokerage Allocation...............................31
Purchase, Redemption and
  Pricing of Shares................................34
 -Ownership and Authority Disputes.................35
Tax Status.........................................35
Principal Underwriter..............................41
Description of Shares..............................42
Performance Information............................42
Financial Statements...............................46



                                          GENERAL INFORMATION AND HISTORY

         Templeton Institutional Funds, Inc. (the "Company") was organized as a Maryland corporation on July 6, 1990, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Company currently offers five series of Shares: Growth Series, Foreign Equity Series, Emerging Markets Series, Global Fixed Income Series and Foreign Equity (South Africa Free) Series (collectively, the "Funds").

                                        INVESTMENT OBJECTIVES AND POLICIES

         INVESTMENT POLICIES. The Funds' Investment Objectives and Policies are described in the Prospectus under the heading "Investment Objectives and Policies." Each Fund may invest a portion of its assets, and may invest without limit for defensive purposes, in commercial paper which, at the date of investment, must be rated A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Each Fund's investment manager (Templeton Investment Counsel, Inc. ("TICI") in the case of Growth Series, Foreign Equity Series and Foreign Equity (South Africa Free) Series; Templeton Investment Management (Singapore) Pte Ltd., ("Templeton (Singapore)") in the case of Emerging Markets Series; and the Templeton Global Bond Managers division of TICI ("TGBM") in the case of Global Fixed Income Series) (collectively, the "Investment Managers") will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agree-ments may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Company's Directors, I.E., banks or broker-dealers which have been determined by a Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

         DEBT SECURITIES. Each of the Funds may invest a portion of its assets in debt securities, including bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances. Debt securities purchased by a Fund may be rated as low as C by S&P or Moody's or, if unrated, of comparable quality as determined by the Fund's Investment Manager. As an operating policy, which may be changed by the Board of Directors without Shareholder approval, each Fund will limit its investment in debt securities rated lower than BBB by S&P or Baa by Moody's to 5% of its total assets. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the Funds and their Shareholders. Commercial paper purchased by the Funds will meet the credit quality criteria set forth under "Investment Policies" above.

         The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset value.

         Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthi-ness analysis than would be the case if the Fund were investing in higher rated securities.

         Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

         The Funds may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no corresponding cash payment until a later time, generally the security's maturity date. In order to qualify for beneficial tax treatment, a Fund must distribute substantially all of its net investment income to shareholders on an annual basis (see "Tax Status"). Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

         Congressional legislation, which requires federally insured savings and loan associations to divest their investments in low rated debt securities, may have a material adverse effect on a Fund's net asset value and investment practices.

         FUTURES CONTRACTS. The Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

         The Funds may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's Custodian. When writing a futures contract, a Fund will maintain with its Custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

         OPTIONS ON SECURITIES OR INDICES. The Funds may write (I.E., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets.

         An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

         A Fund may write a call or put option only if the option is "covered." A call option on a security written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. Government securities in a segregated account with its Custodian. A put option on a security written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its Custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         A Fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the Fund's Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of a Fund's security holdings being hedged.

         A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts in the manner set forth above may be restricted.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

         The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

         The Funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a Fund's Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         INVESTMENT RESTRICTIONS. Each Fund has imposed upon itself certain Investment Restrictions set forth below, which, together with its Investment Objective are fundamental policies. No changes in a Fund's Investment Objective or these Investment Restrictions can be made without the approval of the Fund's Shareholders. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (A) 67% or more of the Shares of a Fund present at a Shareholder's meeting at which more than 50% of the outstanding Shares are present or represented by proxy or (B) more than 50% of the outstanding Shares of the Fund.

         Each Fund will not:

         1. Invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the 1940 Act; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the Prospectus).

         2. Purchase or retain securities of any company in which Directors or officers of the Company or of the Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

         3. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to the Global Fixed Income Series.

         4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but a Fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).

         5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a Fund may buy from a bank or broker-dealer United States government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities.

         6. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed).

         7. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

         8. Invest more than 5% of its total assets in warrants, whether or not listed on the New York or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this Restriction.

         9. Invest more than 25% of its total assets in a single industry.

         10. Participate on a joint or a joint and several basis in any trading account in securities. (See "Investment Objectives and Policies -- Trading Policies" as to transactions in the same securities for a Fund and/or other mutual funds with the same or affiliated advisers.)

         In addition, the Company has undertaken with a state securities commission, as a non-fundamental policy which may be changed without shareholder approval, to limit the investment by each Series in illiquid and restricted securities (excluding securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933) to no more than 15% of the Series' net assets at the time of purchase.

         Whenever any Investment Policy or Investment Restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of a Fund's acquisition of such security or property. Assets are calculated as described in the Prospectus under the heading "Purchase of Shares." If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

         RISK FACTORS. Each Fund has the right to purchase securities in any foreign country, developed or developing.
Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. The Funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund Shareholders. Further, no accounting standards exist in Eastern European countries.

         Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

         There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

         Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particu-larly when a Fund changes investments from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

         The  Funds  may  be  affected   either   unfavorably  or  favorably  by
fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through the flexible policy of the Funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the investments of the Funds.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

         The Directors consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Directors also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Custodian and Transfer Agent"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of a Fund's Investment Manager, any losses resulting from the holding of a Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

         A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the ability of that Fund's Investment Manager's to predict correctly movements in the direction of the market, as to which no assurance can be given.

         TRADING POLICIES. The Investment Managers and their affiliated companies serve as investment advisers to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

         Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted by the Company's Board of Directors pursuant to Rule 17a-7 under the 1940 Act.

         PERSONAL SECURITIES TRANSACTIONS. Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transaction subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after 1 this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                                             MANAGEMENT OF THE COMPANY

         The name, address, principal occupation during the past five years and other information with respect to each of the Directors and principal executive officers of the Company is as follows:

NAME, ADDRESS AND
OFFICES WITH COMPANY
PRINCIPAL OCCUPATION
DURING THE PAST FIVE YEARS

HARRIS J. ASHTON
Metro Center
1 Station Place
Stamford, Connecticut
  Director
Chairman of the Board, president
and chief executive officer of
General Host Corporation (nursery
and craft centers); and a
director of RBC Holdings (U.S.A.)
Inc. (a bank holding company) and
Bar-S Foods.  Age 63.

NICHOLAS F. BRADY*
102 East Dover Street
Easton, Maryland
  Director Chairman of Templeton Emerging Markets Investment Trust PLC; chairman of Templeton Latin America Investment Trust PLC; chairman of Darby Overseas Investments, Ltd. (an investment firm) (1994-present); director of the Amerada Hess Corporation, Capital Cities/ABC, Inc., Christiana Companies, and the H.J. Heinz Company; Secretary of the United States Department of the Treasury (1988-January 1993); and chairman of the board of Dillion, Read & Co. Inc. (investment banking) prior thereto. Age 65.

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                DURING THE PAST FIVE YEARS

FRANK J. CROTHERS
P.O. Box N-3238
Nassau, Bahamas
  Director President and chief executive officer of Atlantic Equipment & Power Ltd; vice chairman of Caribbean Utilities Co., Ltd.; president of Provo Power Corporation; and a director of various other business and nonprofit organizations. Age 51.

S. JOSEPH FORTUNATO
12 Brannick Drive
Madison, New Jersey
  Director
Member of the law firm of Pitney,
Hardin, Kipp & Szuch; and a
director of General Host
Corporation.  Age 63.

JOHN Wm. GALBRAITH
360 Central Avenue
Suite 1300
St. Petersburg, Florida
  Director
President of Galbraith
Properties, Inc. (personal
investment company); director of
Gulfwest Banks, Inc. (bank
holding company) (1995-present)
and Mercantile Bank (1991-
present); vice chairman of
Templeton, Galbraith & Hansberger
Ltd. (1986-1992); and chairman of
Templeton Funds Management, Inc.
(1974-1991). Age 74.

ANDREW H. HINES, JR.
150 2nd Avenue N.
St. Petersburg, Florida
  Director Consultant for the Triangle Consulting Group; chairman of the board and chief executive officer of Florida Progress Corporation (1982-February 1990) and director of various of its subsidiaries; chairman and director of Precise Power Corporation; executive-in-residence of Eckerd College (1991-present); and a director of Checkers Drive-In Restaurants, Inc. Age72.

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                DURING THE PAST FIVE YEARS

CHARLES B. JOHNSON*
777 Mariners Island Blvd.
San Mateo, California
  Chairman of the Board
  and Vice President
President, chief executive officer, and director of Franklin Resources, Inc.; chairman of the board and director of Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; director of Franklin Administrative Services, Inc., General Host Corporation, and Templeton Global Investors, Inc.; and officer and director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin and of 55 of the investment companies in the Franklin Templeton Group.
Age 62.

BETTY P. KRAHMER
2201 Kentmere Parkway
Wilmington, DE
  Trustee
Director or trustee of various civic associations; formerly, economic analyst, U.S.
Government.  Age 66.

GORDON S. MACKLIN
8212 Burning Tree Road
Bethesda, Maryland
  Director
Chairman of White River
Corporation (information
services); director of Fund
America Enterprises Holdings,
Inc., Lockheed Martin
Corporation,   MCI  Communications  Corporation,   Fusion  Systems  Corporation,
Infovest Corporation, and Medimmune, Inc.; and formerly held the following positions: chairman of Hambrecht and Quist Group; director of H&Q Healthcare Investors; and president of the National Association of Securities Dealers, Inc. Age 67.

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                DURING THE PAST FIVE YEARS

FRED R. MILLSAPS
2665 N.E. 37th Drive
Fort Lauderdale, Florida
  Director
Manager of personal investments (1978-present); chairman and chief executive officer of Landmark Banking Corporation (1969-1978); financial vice president of Florida Power and Light (1965-1969); vice president of The Federal Reserve Bank of Atlanta (1958-1965); and a director of various business and nonprofit organizations. Age 66.

CONSTANTINE DEAN TSERETOPOULOS
Lyford Cay Hospital
P.O. Box N-7776
Nassau, Bahamas
  Director Physician, Lyford Cay Hospital (July 1987-present); Cardiology Fellow, University of Maryland (July 1985-July 1987); Internal Medicine Intern, Greater Baltimore Medical Center (July 1982-July 1985). Age 41.

DONALD F. REED
4 King Street West
Toronto, Ontario
Canada
  President Executive vice president of Templeton Worldwide, Inc.; president of Templeton Investment Counsel, Inc.; president and chief executive officer of Templeton Management Limited; co-founder and director of International Society of Financial Analysts; chairman of Canadian Council of Financial Analysts; formerly, president and director, Reed Monahan Nicolishen Investment Counsel (1982-1989).
Age 50.

MARK G. HOLOWESKO
Lyford Cay
Nassau, Bahamas
  Vice President President, chief executive officer and director of Templeton, Galbraith & Hansberger Ltd.; director of global equity research for Templeton Worldwide, Inc.; president or vice president of the Templeton Funds; formerly, investment administrator with Roy West Trust Corporation (Bahamas) Limited (1984-1985). Age35.

NAME, ADDRESS AND                                    PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                 DURING THE PAST FIVE YEARS

MARTIN L. FLANAGAN
777 Mariners Island Blvd.
San Mateo, California
  Vice President Senior vice president, treasurer and chief financial officer of Franklin Resources, Inc.; director and executive vice president of Templeton
Investment Counsel, Inc.; director, president and chief executive officer of Templeton Global Investors, Inc.; director or trustee and president or vice president of the Templeton Funds; accountant with Arthur Andersen & Company (1982-1983); and a member of the International Society of Financial Analysts and the American Institute of Certified Public Accountants. Age 35.

DANIEL L. JACOBS
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Executive vice president and director of Templeton Investment Counsel, Inc.; director of Templeton Global Investors, Inc.; and president or vice president of certain of the Templeton Funds. Age 43.

JAMES E. CHANEY
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Vice president, Portfolio Management/Research of Templeton Investment Counsel, Inc.; formerly, vice president of equities, GE Investments (1987- 1991); consulting engineer and project manager, Camp, Dresser & McKee, Inc. (January 1985-July 1985) and American British Consultants (1983-1984). Age 39.

NAME, ADDRESS AND                                   PRINCIPAL OCCUPATION
OFFICES WITH COMPANY                                DURING THE PAST FIVE YEARS

J. MARK MOBIUS
Two Exchange Square
Hong Kong
  Vice President  Managing  director of Templeton  Investment  Management  (Hong
Kong) Limited; portfolio manager for various Templeton advisory affiliates; president of International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and a director of Vickers de Costa, Hong Kong (1983-1986). Age 59.

THOMAS LATTA
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Vice president of the Templeton Global Bond Managers division of Templeton Investment Counsel, Inc.; vice president of various Templeton Funds; formerly, portfolio manager, Forester & Hairston (1988-1991); and investment adviser, Merrill Lynch, Pierce, Fenner & Smith Inc. (1981-1988). Age 35.

JOHN R. KAY
500 East Broward Blvd.
Fort Lauderdale, Florida
  Vice President Vice president of the Templeton Funds; vice president and treasurer of Templeton Global Investors, Inc. and Templeton Worldwide, Inc.; assistant vice president of Franklin Templeton Distributors, Inc.; formerly, vice president and controller of the Keystone Group, Inc. Age 55.

THOMAS M. MISTELE
700 Central Avenue
St. Petersburg, Florida
  Secretary

Senior vice president of Templeton Global Investors, Inc.; vice president of Franklin Templeton Distributors, Inc.; secretary of the Templeton Funds; formerly, attorney, Dechert Price & Rhoads (1985-1988) and Freehill, Hollingdale & Page (1988); and judicial clerk, U.S. District Court (Eastern District of Virginia) (1984-1985). Age 42.

JAMES R. BAIO
500 East Broward Blvd.
Fort Lauderdale, Florida
  Treasurer Certified public accountant; treasurer of the Templeton Funds; senior vice president of Templeton Worldwide, Inc., Templeton Global Investors, Inc., and Templeton Funds Trust Company; formerly, senior tax manager with Ernst & Young (certified public accountants) (1977-1989). Age 41.

JACK L. COLLINS
700 Central Avenue
St. Petersburg, Florida
  Assistant Treasurer Assistant treasurer of the Templeton Funds; assistant vice president of Franklin Templeton Distributors, Inc.; formerly, partner with Grant Thornton (international certified public accountants). Age 66.

JEFFREY L. STEELE
1500 K Street, N.W.
Washington, D.C.
  Assistant Secretary
Partner, Dechert Price & Rhoads.
Age 50.

------------------------

* These are Directors who are "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February, 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton, Galbraith & Hansberger, Ltd. are limited partner of Darby Emerging Markets Fund, L.P.

         There are no family relationships between any of the Directors.

                                               DIRECTOR COMPENSATION

         All of the Company's officers and Directors also hold positions with other investment companies in the Franklin Templeton Group. No compensation is paid by the Company to any officer or director who is an officer, director or employee of the Investment Managers or their affiliates. Each Templeton Fund pays its independent directors and trustees and Mr. Brady an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Company currently pays the independent Directors and Mr. Brady an annual retainer of $6000.00 and a fee of $500.00 per meeting attended of the Board and its Committees. The independent Directors and Mr. Brady are reimbursed for any expenses incurred in attending meetings, paid pro rata by each Franklin Templeton Fund in which they serve. No pension or retirement benefits are accrued as part of Company expenses.

         The following table shows the total compensation paid to the Directors by the Company and by all investment companies in the Franklin Templeton Group:

                                                                NUMBER OF                 TOTAL COMPENSATION
  NAME                               AGGREGATE              FRANKLIN TEMPLETON             FROM ALL FUNDS IN
   OF                               COMPENSATION            FUND BOARDS ON WHICH          FRANKLIN TEMPLETON
DIRECTOR                          FROM THE COMPANY*       DIRECTOR SERVES                        GROUP*
--------                          -----------------     --------------------              -------------
Harris J. Ashton                      $3,500                         54                          $319,925

Nicholas F. Brady                      3,500                         23                            86,125

Frank J. Crothers                      4,000                          4                            12,850

S. Joseph Fortunato                    3,500                         56                           336,065

John Wm. Galbraith                         0                         22                                 0

Andrew H. Hines, Jr.                   3,300                         23                           106,125

Betty P. Krahmer                           0                         23                            75,275

Gordon S. Macklin                      3,500                         51                           303,695

Fred R. Millsaps                       3,300                         23                           106,125

Constantine Dean Tseretopoulos 4,000                                  4                            12,850

---------------

*        For the fiscal year ended December 31, 1994.


                                              PRINCIPAL SHAREHOLDERS

         As of March 31, 1995, there were 17,837,898 Shares of Growth Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by Directors or officers of the Company. As of March 31, 1995, there were 95,750,540 Shares of Foreign Equity Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by the Directors or officers of the Company. As of March 31, 1995, there were 55,341,061 Shares of Emerging Markets Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by the Directors or officers of the Company. As of March 31, 1995, there were 12,398 Shares of Global Fixed Income Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by the Directors or officers of the Company. As of March 31, 1995, there were 4,652,327 Shares of Foreign Equity (South Africa Free) Series outstanding, of which no Shares were owned beneficially, directly or indirectly, by the Directors or officers of the Company.

         Set forth below is information regarding persons who owned 5% or more of the outstanding Shares of Foreign Equity Series as of March 31, 1995: CC Penco, 200 Barrister Bldg., 155 E. Market Street, Indianapolis, IN 46204-3294, owned 7,184,330 Shares (7% of the outstanding Shares). As of March 31, 1995, the following persons owned 5% or more of the outstanding Shares of Growth Series:
Princeton Theological Seminary, P.O. Box 821, Princeton, New Jersey 08542-0803, owned 13,280,212 Shares (74% of the outstanding Shares) and Peter Norton, on behalf of the Norton Family Trust, 225 Arizona Avenue, Santa Monica, California 90401- 1210, owned 1,064,250 Shares (5% of the outstanding Shares). As of March 31, 1995, the following persons owned 5% or more of the outstanding Shares of Emerging Markets Series: Northern Trust Company, on behalf of Utah Retirement Systems, P.O. Box 92956, Chicago, Illinois 60675, owned 5,255,585 Shares (9% of the outstanding Shares); The Regents of the University of California, 300 Lakeside Drive, 17th Floor, Oakland, California, owned 3,956,917 Shares (6% of outstanding Shares); New York State Common Retirement Fund, Alfred E. Smith State Office Building, Sixth Floor, Albany, New York 12236, owned 8,746,042 Shares (15% of the outstanding Shares); and Bankers Trust Company, on behalf of American National Can Master Retirement Trust, P.O. Box 1742, Church Street Station, New York, New York 10008, owned 3,055,375 Shares (5% of the outstanding Shares). As of March 31, 1995, the following persons owned 5% or more of the outstanding Shares of Global Fixed Income Series: Templeton Global Investors, Inc., 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, owned 12,398 Shares (100% of the outstanding Shares). As of March 31, 1995, the following persons owned 5% or more of outstanding Shares of Foreign Equity (South Africa
Free) Series: Mott Children's Health Center, 806 Tuuri Place, Flint, Michigan 48503, owned 1,208,826 Shares (25% of the outstanding Shares); Northern Trust Company, F/B/O Dallas Museum of Art, P.O. Box 92956, Chicago, IL 60675-2956, owned 650,546 Shares (13% of the outstanding Shares); Wachovia Bank of North Carolina, on behalf of Atlanta Gas Light Company Retirement Plan, 301 North Main Street, Winston-Salem, North Carolina 27150, owned 1,008,793 Shares (21% of the outstanding Shares); Lutheran Charities Foundation, 709 S. Laclede Station Road, St. Louis, MO 63119 owned 436,789 Shares (9% of the outstanding Shares); The Childrens Hospital Foundation, 1129 East 17th Avenue, Denver, CO 80218 owned 803,497 Shares (17% of the outstanding Shares); and Promedica Health Care Foundation, 2142 North Cove Boulevard,

Toledo, OH 43606, owned 335,105 Shares (7% of the outstanding Shares).

                                     INVESTMENT MANAGEMENT AND OTHER SERVICES

         INVESTMENT MANAGEMENT AGREEMENTS. The Investment Manager of Growth Series, Foreign Equity Series and Foreign Equity (South Africa Free) Series is Templeton Investment Counsel, Inc., a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Management Agreement between TICI and the Company on behalf of Foreign Equity Series, dated October 30, 1992, and amended and restated on February 25, 1994, was approved by Templeton Funds Management, Inc. ("TFM"), as sole Shareholder of that Fund, on October 30, 1992, and was last approved by the Board of Directors at a meeting held on February 24, 1995, to run through April 30, 1996. The Investment Management Agreement between TICI and the Company on behalf of Growth Series and Foreign Equity (South Africa Free) Series, dated May 3, 1993, was approved by Templeton Global Investors, Inc. ("TGI"), as sole Shareholder of each of those Funds, on April 30, 1993, and amended and restated on February 25, 1994, and was last approved by the Board of Directors at a meeting held on February 24, 1995, to run through April 30, 1996.

         The Investment Manager of Emerging Markets Series is the Hong Kong office of Templeton Investment Management (Singapore) Pte Ltd., a Singapore corporation at 20 Raffles Place, Ocean Tower, Singapore. On September 29, 1995, the Investment Manager assumed the investment management duties of Templeton Investment Management (Hong Kong) Limited, a Hong Kong company, with respect to the Emerging Markets Series under the Investment Management Agreement. The Investment Management Agreement between Templeton (Singapore) and the Company on behalf of Emerging Markets Series, dated May 3, 1993, and amended and restated on February 25, 1994, was approved by TGI as sole shareholder of Emerging Markets Series on April 30, 1993, and was last approved by the Board of Directors on February 24, 1995 to run through April 30, 1996.

         The Investment Manager of Global Fixed Income Series is TICI through its Templeton Global Bond Managers division. The Investment Management Agreement between TGBM and the Company on behalf of Global Fixed Income Series, dated May 3, 1993, and amended and restated on February 25, 1994 was approved by TGI, as sole Shareholder of Global Fixed Income Series, on April 30, 1993, and was last approved by the Board of Directors on February 24, 1995 to run through April 30, 1996.

         Each of the Investment Management Agreements will continue from year to year after its initial term, subject to approval annually by the Board of Directors or by vote of a majority of the outstanding Shares of each Fund (as defined in the 1940 Act) and also, in either event, with the approval of a majority of those Directors who are not parties to the Agreement or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

         Each Investment Management Agreement requires a Fund's Investment Manager to manage the investment and reinvestment of each Fund's assets. In so doing, without cost to the Funds, the Investment Managers may receive certain research services described below. The Investment Managers are not required to furnish any personnel, overhead items or facilities for the Fund, including daily pricing or trading desk facilities.

         Each Investment Management Agreement provides that a Fund's Investment Manager will select brokers and dealers for execution of the Fund's portfolio transactions consistent with the Fund's brokerage policy (see "Brokerage Allocation"). Although the services provided by broker-dealers in accordance with the brokerage policy incidentally may help reduce the expenses of or otherwise benefit the Investment Managers and other investment advisory clients of the Investment Managers and of their affiliates, as well as the Funds, the value of such services is indeterminable, and the Investment Managers' fees are not reduced by any offset arrangement by reason thereof.

         When the Investment Manager of a Fund determines to buy or sell the same securities for the Fund that the Investment Manager or certain of its affiliates have selected for one or more of the Investment Manager's other clients or for clients of its affiliates, the orders for all such securities trades may be placed for execution by methods determined by the Investment Manager, with approval by the Board of Directors, to be impartial and fair, in order to seek good results for all parties (see "Investment Objectives and Policies -- Trading Policies"). Records of securities transactions of persons who know when orders are placed by the Funds are available for inspection at least four times annually by the compliance officer of the Company so that the non-interested Directors (as defined in the 1940 Act) can be satisfied that the procedures are generally fair and equitable for all parties.

         Each Investment Management Agreement further provides that a Fund's Investment Manager shall have no liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Investment Management Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians or securities depositories, or from any wars or political acts of any foreign governments to which such assets might be exposed, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or reckless disregard of its duties under the Investment Management Agreement. Each Investment Management Agreement will terminate automatically in the event of its assignment, and may be terminated by the Company on behalf of a Fund at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the Directors of the Company in office at the time or by vote of a majority of the outstanding Shares of the affected Fund (as defined in the 1940
Act).

         MANAGEMENT FEES. Growth Series, Foreign Equity Series and Foreign Equity (South Africa Free) Series each pays TICI a monthly fee equal on an annual basis to 0.70% of its average daily net assets during the year. During the fiscal years ended December 31, 1994, 1993 and 1992, TICI (and, prior to
October 30, 1992, Templeton, Galbraith & Hansberger Ltd., the previous investment manager of Foreign Equity Series) received from Foreign Equity Series fees of $5,740,479, $1,000,116 and $7,796, respectively. During the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1993, TICI received from Growth Series fees of $1,365,883 and $573,848, respectively. During the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1994, TICI received from Foreign Equity (South Africa Free) Series fees of $485,980 and $404,511, respectively. Emerging Markets Series pays
Templeton (Singapore) a monthly fee equal on an annual basis to 1.25% of its average daily net assets during the year. This fee is higher than advisory fees paid by most other U.S. investment companies, primarily because investing in equity securities of companies in emerging markets, which are not widely followed by professional analysts, requires Templeton (Singapore) to invest additional time and incur added expense in developing specialized resources, including research facilities. During the fiscal year ended December 31, 1994 and during the period from May 3, 1993 (commencement of operations) to December 31, 1993, Templeton Investment Management (Hong Kong) Limited, the Fund's previous investment manager, received from Emerging Markets Series fees of $6,669,935 and $1,578,353, respectively. Global Fixed Income Series pays TGBM a monthly fee equal on an annual basis to 0.55% of its average daily net assets during the year. During the fiscal year ended December 31, 1994 and during the period from May 3, 1993 (commencement of operations) to December 31, 1993, TGBM received from Global Fixed Income Series fees of $2,453 and $1,974, respectively. Each of the Investment Managers will comply with any applicable state regulations which may require it to make reimbursements to a Fund in the event that the Fund's aggregate operating expenses, including the management fee, but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, are in excess of specific applicable limitations. The strictest rule currently applicable to the Funds is 2.5% of the first $30,000,000 of net assets, 2% of the next $70,000,000 of net assets and 1.5% of the remainder.

         THE INVESTMENT MANAGERS. The Investment Managers are indirect wholly owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a publicly traded company whose shares are listed on the NYSE. Charles B. Johnson (a Director and officer of the Company), Rupert H. Johnson, Jr. and R. Martin Wiskemann are principal shareholders of Franklin and own, respectively, approximately 20%, 16% and 9.2% of its outstanding shares. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

         BUSINESS MANAGER. Templeton Global Investors, Inc. performs certain administrative functions for the Company including:

         o providing office space, telephone, office equipment and supplies for the Company;

         o         paying all compensation of the Company's officers;

         o authorizing expenditures and approving bills for payment on behalf of the Company;

         o supervising preparation of annual and semiannual reports to Shareholders, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual Shareholders;

         o daily pricing of the Funds' investment portfolios and preparing and supervising publication of daily quotations of the bid and asked prices of the Funds' Shares, earnings reports and other financial data;

         o         providing trading desk facilities for the Funds;

         o monitoring relationships with organizations serving the Company, including custodians, transfer agents and printers;

         o supervising compliance by the Company with recordkeeping requirements under the 1940 Act and regulations thereunder and with state regulatory requirements, maintaining books and records for the

                  Funds (other than those maintained by the custodian and transfer agent); and preparing and filing tax reports other than the Funds' income tax returns; and

         o providing executive, clerical and secretarial help needed to carry out these responsibilities.

         For its services, the Business Manager receives a monthly fee equal on an annual basis to 0.15% of the first $200,000,000 of the combined average daily net assets of the Funds, reduced to 0.135% annually of such net assets in excess of $200,000,000, further reduced to 0.1% annually of such net assets in excess of $700,000,000, and further reduced to 0.075% annually of such net assets in excess of $1,200,000,000. Since the Business Manager's fee covers services often provided by investment advisers to other funds, the Funds' combined expenses for advisory and administrative services (except those of Global Fixed Income Series) are higher than those of most other investment companies. During the fiscal years ended December 31, 1994, 1993 and 1992, the Business Manager (and, prior to April 1, 1993, Templeton Funds Management, Inc., the Company's previous business manager) received fees of $912,500, $201,527 and $1,671, respectively for business management services to Foreign Equity Series. During the fiscal year ended December 31, 1994 and for the period of May 3, 1993 (commencement of operations) to December 31, 1993, the Business Manager received fees of $216,577 and $114,812, respectively, for business management services to Growth Series. For the fiscal year ended December 31, 1994 and for the period of May 3, 1993 (commencement of operations) to December 31, 1993, the Business Manager received fees of $589,648 and $176,839, respectively, for business management services to Emerging Markets Series. For the fiscal year ended December 31, 1994 and for the period of May 3, 1993 (commencement of operations) to December 31, 1993, the Business Manager received $495 and $503, respectively for business management services to Global Fixed Income Series. For the fiscal year ended December 31, 1994 and for the period of May 3, 1993 (commencement of operations) to December 31, 1993, the Business Manager received $77,383 and $81,019, respectively, for business management services to Foreign Equity (South Africa Free) Series.

         The Business Manager has voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund to an annual rate of 1% (1.6% for Emerging Markets Series) of the Fund's average net assets until December 31, 1995. As long as this temporary expense limitation continues, it may lower each Fund's expenses and increase its total return. The expense limitation may be terminated or revised at any time after December 31, 1995, at which time each Fund's expenses may increase and its total return may be reduced, depending on the total assets of the Fund.

         The Business Manager is relieved of liability to the Company and to the Funds for any act or omission in the course of its performance under the Business Management Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. The Business Management Agreement may be terminated by the Company at any time on 60 days' written notice without payment of penalty, provided that such termination by the Company shall be directed or approved by vote of a majority of the Directors of the Company in office at the time or by vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act), and shall terminate automatically and immediately in the event of its assignment.

         The Business Manager is an indirect wholly owned subsidiary of Franklin.

         CUSTODIAN AND TRANSFER AGENT. The Chase Manhattan Bank, N.A. serves as Custodian of the Funds' assets, which are maintained at the Custodian's principal office, MetroTech Center, Brooklyn, New York 11245, and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Directors pursuant to Rule 17f-5 under the 1940 Act. The Custodian, its branches and sub-custodians generally do not hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.

         Franklin Templeton Investor Services, Inc. serves as the Funds' Transfer Agent. Services performed by the Transfer Agent include processing purchase, transfer and redemption orders; making dividend payments, capital gains distributions and reinvestments; and handling all routine communications with Shareholders. The Transfer Agent receives from each Fund an annual fee of $13.74 per Shareholder account ($14.77 per Shareholder Account for Global Fixed Income Series) plus out-of-pocket expenses, such fee to be adjusted each year to reflect changes in the Department of Labor Consumer Price Index.

         LEGAL COUNSEL. Dechert Price & Rhoads, Washington, D.C., is legal counsel for the Company.

         INDEPENDENT ACCOUNTANTS. The firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, serves as independent accountants for the Company. In addition to reporting annually on the financial statements of the Funds, the accountants review certain filings of the Funds with the Securities and Exchange Commission ("SEC") and prepare the Company's Federal and state corporation tax returns.

         REPORTS TO SHAREHOLDERS. The Company's fiscal year ends on December 31. Shareholders will be provided at least semiannually with reports showing the portfolios of the Funds and other information, including an annual report with financial statements audited by independent accountants. Shareholders who would like to receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.

                                               BROKERAGE ALLOCATION

         The Investment Management Agreement for each Fund provides that the Fund's Investment Manager is responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. It is not the duty of a Fund's Investment Manager, nor does it have any obligation, to provide a trading desk for the Fund's portfolio transactions. All decisions and placements are made in accordance with the following principles:

         1. Purchase and sale orders will usually be placed with brokers who are selected by the Investment Managers as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Managers in determining the overall reasonableness of brokerage commissions.

         2. In selecting brokers for portfolio transactions, each Fund's Investment Manager takes into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

         3. The Investment Managers are authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Funds and/or other accounts, if any, for which the Investment Managers exercise investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager for that Fund determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Managers are not required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager of a Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. The determination that commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Company's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Funds to obtain a favorable price than to pay the lowest commission; and

                  (ii) the quality, comprehensiveness and frequency of research studies which are provided for the Funds and the Investment Managers are useful to the Investment Managers in performing advisory services under their Investment Management Agreements with the Company. Research services provided by brokers to the Investment Managers are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Managers under their Agreements. Research furnished by brokers through whom the Funds effect securities transactions may be used by the Investment Managers for any of their accounts, and not all such research may be used by the Investment Managers for the Funds. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations outside the United States for daily pricing of foreign securities held in the Funds' portfolios.

         4. Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of a Fund's Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

         5. Sales of the Funds' Shares (which shall be deemed to include also shares of other investment companies registered under the 1940 Act which have either the same investment adviser or an investment adviser affiliated with any Fund's Investment Manager) made by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of a Fund to that broker; provided that the broker shall furnish "best execution" as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's policies as stated above; and provided further, that in every allocation made to a broker in which the sale of Shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in paragraph 3 above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of Shares.

         Insofar as known to management, no Director or Officer of the Company, nor the Investment Managers or the Principal Underwriter or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of a Fund. Franklin Templeton Distributors, Inc., the Principal Underwriter for the Funds, is a registered broker-dealer, but has never executed any purchase or sale transactions for a Fund's portfolio or participated in commissions on any such transactions, and has no intention of doing so in the future.

         During the fiscal years ended December 31, 1994, 1993 and 1992, Foreign Equity Series paid brokerage commissions of $1,856,075, $1,220,225, and $0, respectively. During the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1993, Growth Series paid brokerage commissions of $196,751 and $324,895, respectively. For the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1993, Emerging Markets Series paid brokerage commissions of $1,442,148 and $1,111,391, respectively. For the fiscal year ended December 31, 1994 and for the period from May 3, 1993 (commencement of operations) to December 31, 1993, Global Fixed Income Series paid brokerage commissions of $ 0 and $0, respectively. For the fiscal year ended December 31, 1994 and for the period May 3, 1993 (commencement of operations) to December 31, 1993, Foreign Equity (South Africa Free) Series paid brokerage commissions of $129,880 and $208,358, respectively. There is no fixed method used in determining which broker-dealers receive which order or how many orders.

                                    PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Prospectus describes the manner in which the Funds'
Shares may be purchased and redeemed. See "How to Buy Shares of the Funds," "How to Sell Shares of the Funds" and "Exchange
Privilege."

         Net asset value per Share is determined as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), every Monday through Friday (exclusive of national business holidays). The Company's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed, which currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading of European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which each Fund's net asset value is not calculated. The Funds calculate net asset value per Share, and therefore effect sales and redemptions of their Shares, as of the close of the NYSE once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and if events occur which materially affect the value of those foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Directors.

         The Board of Directors may establish procedures under which the Company may suspend the determination of net asset value for the whole or any part of any period during which (1) the NYSE is closed other than for customary weekend and holiday closings, (2) trading on the NYSE is restricted, (3) an emergency exists as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the holders of a Fund's Shares.

         OWNERSHIP AND AUTHORITY DISPUTES. In the event of disputes involving multiple claims of ownership or authority to control a Shareholder's account, each Fund has the right (but has no obligation) to: (1) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; or (2) interplead disputed funds or accounts with a court of competent jurisdiction. Moreover, the Fund may surrender ownership of all or a portion of an account to the Internal Revenue Service ("IRS") in response to a Notice of Levy.

                                                    TAX STATUS

         Each Fund intends normally to pay a dividend at least once annually representing substantially all of its net investment income and to distribute at least annually any net realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), each Fund intends to qualify as a regulated investment company under the Code. The status of a Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for United States Federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

         Dividends of net investment income and of short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are taxable to Shareholders as ordinary income. Distributions from the Funds are not expected to qualify for the corporate dividends-received deduction. Distributions of net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to Shareholders as long-term capital gains, regardless of the length of time the Fund's Shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distribu-tions are taxable to Shareholders, whether or not reinvested in Shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the Federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Income received by a Fund from sources within a foreign country may be subject to withholding taxes and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

         If, at the close of any fiscal year, more than 50% of the value of a Fund's total assets is invested in securities of foreign corporations (as to which no assurance can be given), the Fund generally may elect pursuant to
Section 853 of the Code to pass through to its Shareholders the foreign income and similar taxes paid by the Fund in order to enable such Shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. In that case, a Shareholder must include in his gross income on his Federal income tax return both dividends received by him from the Fund and the amount which the Fund advises him is his pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends, interest, or other income of the Fund from its foreign investments. The Shareholder may then subtract from his Federal income tax the amount of such taxes withheld, or else treat such foreign taxes as an itemized deduction from his gross income; however, the above-described tax credit and deduction are subject to certain limitations. Foreign taxes may not be deducted in computing alternative taxable income and may at most offset (as a credit) 90% of the alternative minimum tax. The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each Shareholder, Shareholders are advised to contact their own tax advisers.

         The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market each Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to
Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares, or as a capital gain.

         Certain options, futures contracts and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed above) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         The hedging transactions undertaken by the Funds may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

         Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Global Fixed Income Series intends to account for such transactions in a manner deemed by it to be appropriate, the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the Global Fixed Income Series as a regulated investment company might be affected. The Global Fixed Income Series intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Global Fixed Income Series to qualify as a regulated investment company may limit the extent to which it will be able to engage in swap agreements.

         Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and swap agreements.

         Some of the debt securities that may be acquired by the Funds may be subject to the special rules for obligations issued or acquired at a discount. Generally, under these rules, the amount of the discount is treated as ordinary income and, depending upon the circumstances, the discount is included in income
(i) over the term of the debt security, even though payment of the discount is not received until a later time, usually when the debt security matures, or (ii) upon the disposition of, and any partial payment of principal on, the debt security.

         A Fund generally will be required to distribute dividends to Shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund or by borrowing.

         Upon the sale or exchange of his Shares, a Shareholder generally will realize a taxable gain or loss depending upon his basis in the Shares. Such gain or loss will be treated as capital gain or loss if the Shares are capital assets in the Shareholder's hands, and will be long-term if the Shareholder's holding period for the Shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of a Fund's Shares will be disallowed to the extent that the Shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund Shares held by the Shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains (designated by the Fund as capital gain dividends) received by the Shareholder with respect to such Shares.

         Each Fund generally will be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to Shareholders if (1) the Shareholder fails to furnish the Fund with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the Shareholder or the Fund that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding.

Any amounts withheld may be credited against the Shareholder's Federal income tax liability.

         Ordinary dividends and taxable capital gain distributions declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions from the Funds and dispositions of Fund Shares also may be subject to state and local taxes. Non-U.S. Shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Funds.

                                               PRINCIPAL UNDERWRITER

         Franklin Templeton Distributors, Inc. ("FTD" or the "Principal Underwriter"), 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030, toll free telephone (800) 237-0738, is the Principal Underwriter of the Funds' Shares. FTD is an indirect wholly owned subsidiary of Franklin.

         The Distribution Agreement provides that the Principal Underwriter will use its best efforts to maintain a broad and continuous distribution of the Funds' Shares among bona fide investors and may sign selling contracts with responsible dealers, as well as sell to individual investors. The Shares are sold only at net asset value next determined after receipt of the purchase order by FTD.

         The Distribution Agreement provides that the Funds shall pay the costs and expenses incident to registering and qualifying their Shares for sale under the Securities Act of 1933 and under the applicable Blue Sky laws of the jurisdictions in which the Principal Underwriter desires to distribute such Shares, and for preparing, printing and distributing prospectuses and reports to Shareholders. The Principal Underwriter pays the cost of printing additional copies of prospectuses and reports to Shareholders used for selling purposes. (The Funds pays costs of preparation, set-up and initial supply of the prospectus for existing Shareholders.)

         The Distribution Agreement is subject to renewal from year to year in accordance with the provisions of the 1940 Act and terminates automatically in the event of its assignment. The Distribution Agreement may be terminated without penalty by either party upon 60 days' written notice to the other, provided termination by the Company on behalf of a Fund shall be approved by the Board of Directors or a majority (as defined in the 1940 Act) of the Shareholders of that Fund. The Principal Underwriter is relieved of liability for any act or omission in the course of its performance of the Distribution Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.

         FTD is the principal underwriter for the other Templeton Funds.

                                               DESCRIPTION OF SHARES

         The Shares have non-cumulative voting rights so that the holders of a plurality of the Shares voting for the election of Directors at a meeting at which 50% of the outstanding Shares are present can elect all the Directors and in such event, the holders of the remaining Shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

         The Company's Bylaws provide that the President or Secretary of the Company will call a special meeting of Shareholders at the request in writing by Shareholders owning 10% of the capital stock of the Company issued and outstanding at the time of the call. In addition, the Company is required to assist Shareholder communication in connection with the calling of Shareholder meetings to consider removal of a Director.

                                              PERFORMANCE INFORMATION

         Each Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Fund over periods of one, five or ten years (up to the life of the Fund) calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for periods of one year or more or the total return for periods of less than one year, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The average annual total return of Foreign Equity Series for the one and three year periods ended December 31, 1994 and for the period from commencement of operations on October 18, 1990 to December 31, 1994 was
 .24%, 9.85% and 11.23%, respectively. The average annual total return of Growth Series, for the one year period ending December 31, 1994 and for the period from commencement of operations on May 3, 1993 to December 31, 1994 was -1.32% and 10.73%, respectively. The average annual total return of the Emerging Markets Series for the one year period ending December 31, 1994 and for the period from commencement of operations on May 3, 1993 to December 31, 1994 was -11.39% and 10.35%, respectively. The average annual total return for the Global Fixed Income Series for the one year period ending December 31, 1994 and for the period from commencement of operations on May 3, 1993 to December 31, 1994 was -2.97% and - 1.02%, respectively. The average annual total return of the Foreign Equity (South Africa Free) Series for the one year period ending December 31, 1994 and for the period from commencement of operations on May 3, 1993 to December 31, 1994 was -1.94% and 15.12%, respectively.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices, so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information for a Fund should be considered in light of the Fund's Investment Objective and Policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

         From time to time, the Company and the Investment Managers may also refer to the following information:

         (1) The Investment Managers' and their affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

         (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

         (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

         (4)      The geographic distribution of a Fund's portfolio.

         (5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

         (6) To assist investors in understanding the different returns and risk characteristics of various investments, a Fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

         (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

         (8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

         (9) Allegorical stories illustrating the importance of persistent long-term investing.

         (10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

         (11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

         (12) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

                  o         "Never follow the crowd.  Superior performance is
                           possible only if you invest differently from the crowd."

                  o         "Diversify by company, by industry and by
                           country."

                  o         "Always maintain a long-term perspective."

                  o         "Invest for maximum total real return."

                  o         "Invest - don't trade or speculate."

                  o         "Remain flexible and open-minded about types of
                           investment."

                  o         "Buy low."

                  o         "When buying stocks, search for bargains among
                           quality stocks."

                  o         "Buy value, not market trends or the economic
                           outlook."

                  o         "Diversify.  In stocks and bonds, as in much else,
                           there is safety in numbers."

                  o         "Do your homework or hire wise experts to help
                           you."

                  o         "Aggressively monitor your investments."

                  o         "Don't panic."

                  o         "Learn from your mistakes."

                  o         "Outperforming the market is a difficult task."

--------
          * Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October, 1992 and resigned from the Fund's Board on April 16, 1995. He is no longer involved with the investment management process.

                  o         "An investor who has all the answers doesn't even
                           understand all the questions."

                  o         "There's no free lunch."

                  o         "And now the last principle:  Do not be fearful or
                           negative too often."

         In addition, the Company and the Investment Managers may also refer to the number of Shareholders in a Fund or the aggregate number of shareholders of the Franklin Templeton Funds or the dollar amount of fund and private account assets under management in advertising materials.

                                               FINANCIAL STATEMENTS

         The financial statements contained in each Fund's Annual Report to Shareholders dated December 31, 1994 are incorporated herein by reference.

ZTIFI SAI 09/95